THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life Flexible Premium Variable Life Account R
Lincoln Life Flexible Premium Variable Life Account Y
Lincoln Life Flexible Premium Variable Life Account G
Lincoln Life Flexible Premium Variable Life Account K
Lincoln Life Flexible Premium Variable Account JF-A

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M
LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln Life & Annuity Flexible Premium Variable Life Account Y

Variable Life B of ING Life Insurance & Annuity Company

Supplement dated February 8, 2012
(This Supplement is for information purposes only and it requires no action on your part.)

This supplement outlines a change to your prospectus if your variable universal life insurance policy provides that proceeds arising from the payment of a death benefit, the full surrender of the policy or a partial surrender or withdrawal from the policy will be placed in a SecureLine® account.  Please refer to your prospectus or contact your registered representative if you have any question as to whether it applies to your policy.

The Payment of Death Benefit Proceeds provision under the Death Benefits section of the prospectus is changed as follows:

As of January 13, 2012, the SecureLine® service described in the Payment of Death Benefit Proceeds provision will be available only if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000. Proceeds will be placed into a SecureLine® account in the recipient’s name as the owner of the account.

The Policy Surrenders section of the prospectus is changed as follows:

As of January 13, 2012, the SecureLine® service described in the section is no longer available.  Proceeds will be paid directly to you.

Please retain this Supplement for future reference.